SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
     240.14a-12


          Lincoln National Convertible Securities Fund, Inc.
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           (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)


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     14a-6(i)(4) and 0-11.

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[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by
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           LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                     Important Notice - Please Vote

The Annual Meeting of Shareholders of Lincoln National
Convertible Securities Fund, Inc. has been adjourned to Friday,
June 9, 2000 at 12:00 Noon, EDT, at the law offices of Piper
Marbury Rudnick & Wolfe LLP, 3400 Two Logan Square, 18th & Arch
Streets, Philadelphia, Pennsylvania.

We are just short of the number of shares we need to reach a quorum, and our records indicate that you may not have voted yet.
Please help the Fund avoid the expense of further adjournments by signing, dating and returning your proxy card today in the enclosed envelope.

                   We Need Your Vote To Obtain Quorum
        PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD TODAY